EXHIBIT 99.2

ALL FOUR MAIN DIVISIONS OF GEE GROUP’S SNI COMPANIES

WINS CLEARLYRATED’S 2025 BEST OF STAFFING CLIENT AND TALENT 5 YEAR DIAMOND AWARDS FOR SERVICE EXCELLENCE

Diamond award winners have won the Best of Staffing award for at least 5 years in a row, consistently earning industry-leading satisfaction scores from clients and placed talent.

Jacksonville, FL / February 14, 2025 / Accesswire / GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the “Company,” “GEE Group,” “our” or “we”), a provider of professional staffing services and human resource solutions, today announced that its SNI Companies main divisions, Accounting Now, Staffing Now, SNI Financial, and SNI Technology, have won ClearlyRated’s the Best of Staffing Client and Talent 5 Year Diamond Awards for providing superior service to their clients and candidates for at least five (5) consecutive years.

ClearlyRated Best of Staffing® Award winners have proven to be industry leaders in service quality based entirely on ratings provided by their clients and candidates. On average, clients of the winning agencies are 50% more likely to be completely satisfied and candidates who have been placed by winning agencies are 60% more likely to be completely satisfied with the services provided compared to those working with non-winning agencies.

"I'm delighted to present the winners of the 2025 Best of Staffing award," said ClearlyRated's CEO, Baker Nanduru. "These remarkable organizations have set themselves apart through their relentless pursuit of service excellence and extraordinary client experiences. They exemplify the highest standards of professionalism, and I'm privileged to shine a spotlight on their outstanding achievements—congratulations on continuing to transform our industry!"

About SNI Companies

SNI Companies, a subsidiary of GEE Group Inc., specializes in the placement of administrative, finance, accounting, banking, and technology professionals on a temporary and full-time basis. They deliver staffing solutions across a wide range of disciplines and industries and their divisions include Accounting Now, Staffing Now, SNI Financial, SNI Technology, SNI Banking, SNI Certes, and SNI Energy.

About GEE Group Inc.

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, GEE Group Columbus, Hornet Staffing, Omni-One, Paladin Consulting and TRIAD Staffing. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now, Staffing Now, SNI Financial, SNI Technology, SNI Banking, SNI Certes, and SNI Energy.

About ClearlyRated

ClearlyRated helps B2B service firms gain actionable insights to stop client issues from becoming lost revenue, expand their business with existing clients, and attract new ones to grow their business. Learn more at https://www.clearlyrated.com/solutions/.

About Best of Staffing®

ClearlyRated's Best of Staffing® Award is the only award in the U.S. and Canada that recognizes staffing agencies that have proven superior service quality based entirely on ratings provided by their clients, placed talent, and internal employees. Award winners are showcased by city and area of expertise on ClearlyRated.com—an online business directory that helps buyers of professional services find service leaders and vet prospective firms with the help of validated client ratings and testimonials.

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Forward-Looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include, without limitation, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID”-19), has been detrimental and may continue to negatively impact and disrupt the Company’s business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company’s services which was exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. There is no assurance that conditions will not persist or worsen and further negatively impact GEE Group. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities  and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as COVID-19 or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@geegroup.com

SOURCE: GEE Group Inc.

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